UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2011

TTM TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	0-31285	91-1033443
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2630 SOUTH HARBOR BOULEVARD SANTA ANA, CALIFORNIA	92704
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 327-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure.

We are filing this Current Report on Form 8-K in connection with the disclosure of textual information from a slide show presentation given at the 13th Annual Needham Growth Conference on January 13, 2011. In addition to other information, this slide show presentation contains additional financial guidance for our fourth quarter 2010. A copy of this slide show presentation is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

 We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The information included with this Current Report (including the exhibit) will be available at our website located at www.ttmtech.com, although we reserve the right to discontinue that availability at any time.

The information in the exhibit to this Current Report includes references to “Adjusted EBITDA.” Adjusted EBITDA is defined as net income attributable to stockholders adjusted for controlling portion of interest expense, income taxes, depreciation, amortization and asset impairment. We present adjusted EBITDA to enhance the understanding of our operating results, and it is a key measure we use to evaluate our operations. In addition, we provide our adjusted EBITDA because we believe that investors and securities analysts will find adjusted EBITDA to be a useful measure for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, adjusted EBITDA is not defined under generally accepted accounting principles (“GAAP”) in the United States of America, and it may not be comparable to similarly titled measures by other companies. Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities as a measure of liquidity or as an alternative to net income as a measure of operating results.

Item 9.01.       Financial Statements and Exhibits.

(d)       Exhibits.

99.1     Slides presented at the 13th Annual Needham Growth Conference on January 13, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: January 13, 2011	By:	/s/ Steven W. Richards

Steven W. Richards
Chief Financial Officer